SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2004

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York		14052-0018
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (716) 652-2000

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________________________________________

Item 1.01         Entry into a Material Definitive Agreement.

On December 29, 2004, Moog Inc. entered into Modification No. 3, dated as of December 17, 2004 (the "Amendment"), to its Amended and Restated Loan Agreement, dated as of March 3, 2003, by and among Moog, the lenders parties thereto, and HSBC Bank USA, N.A., as agent for the lenders (the "Credit Facility").

The Credit Facility consists of a $75 million term loan and a $315 million revolving loan facility that had outstanding balances of $52.5 million and $243.0 million, respectively, at September 25, 2004. Interest on borrowings under the Credit Facility, at Moog's election, are at the prime rate or the London Interbank Offered Rate, plus the applicable margin, which is currently 150 basis points. The Credit Facility expires on March 31, 2008 and requires quarterly principal payments on the term loan of $3.75 million. The Credit Facility is secured by substantially all of Moog's assets located in the United States.

The Amendment permits the issuance by Moog of up to $150 million of senior unsecured subordinated notes with a stated maturity date in 2015, and permits the net proceeds of the offering of the notes to be used to repay the revolving loan facility or for other corporate purposes. The Amendment also provides that the repayment will not reduce Moog's borrowing availability under the revolving loan facility and adds Moog's subsidiary, Moog Components Group Inc., as a borrower under the Credit Facility.

The above description does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01         Other Events.

On January 3, 2005, Moog Inc. issued a press release announcing an offering of senior subordinated notes due 2015. The information contained in the press release, which is filed as exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Moog is filing as exhibit 25.1 to this Current Report on Form 8-K the Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939, of JPMorgan Chase Bank, N.A. relating to Moog's registration statement on Form S-3 (File No. 333-113698).  The Form T-1 was also filed with the Securities and Exchange Commission pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

Item 9.01         Financial Statements and Exhibits.
(c)	Exhibits.

	10.1	Modification No. 3 to Amended and Restated Loan Agreement among the lenders parties thereto, HSBC Bank USA, N.A., as agent, and Moog Inc. dated as of December 17, 2004.

	25.1	Statement of Eligibility of JPMorgan Chase Bank, N.A. (Form T-1).

	99.1	Press Release dated January 3, 2005 announcing an offering of senior subordinated notes due 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: January 3, 2005	By:	/s/ Donald R. Fishback
	Name:	Donald R. Fishback
Controller

EXHIBIT INDEX
Exhibit	Description

10.1	Modification No. 3 to Amended and Restated Loan Agreement among the lenders parties thereto, HSBC Bank USA, N.A., as agent, and Moog Inc. dated as of December 17, 2004.

25.1	Statement of Eligibility of JPMorgan Chase Bank, N.A. (Form T-1)

99.1	Press Release dated January 3, 2005 announcing an offering of senior subordinated notes due 2015.